                                                                     Exhibit 4.5

                                    Debenture

THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER
(1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A "UNITED STATES PERSON" (AS DEFINED IN RULE 902 OF REGULATION S) AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S; (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE INITIAL ISSUANCE OF THE DEBENTURE EVIDENCED HEREBY AND THE LAST DATE ON WHICH SEPRACOR (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE DEBENTURE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S, (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION PROVIDED BY THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE

REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). THE HOLDER MUST, PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), FURNISH TO THE CHASE MANHATTAN BANK AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY UPON OR AFTER THE RESTRICTION TERMINATION DATE.

                                  SEPRACOR INC.

                 5% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2007

No:  G-                                               CUSIP: 817315AJ3
                                                      ISIN:  US 817315AJ30

      SEPRACOR INC., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to _________ or registered assigns, the principal sum of $_______ on February 15, 2007, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or, at the option of the holder of this Debenture, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on February 15 and August 15, of each year, commencing August 15, 2000, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 5% from February 14, 2000 and thereafter to maturity from the February 15 or August 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from February 14, 2000, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any January 31 or July 31, as the case may be, and before the following February 15 or August 15, this Debenture shall bear interest from such February 15 or August 15; provided, however, that if the Company shall default in the payment of interest due on such February 15 or August 15, then this Debenture shall bear interest from the next preceding February 15 or August 15, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Debenture, from February 14, 2000. The interest payable on the Debenture pursuant to the Indenture on any February 15 or August 15 will be paid to the person entitled thereto as it appears in the Debenture register at the close of business on the record date, which shall be the January 31 or July 31 (whether or not a Business
Day) next preceding such February 15 or August 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid either (i) by check mailed to the registered address of such person (provided that the holder of Debentures with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer in immediately available funds) or (ii) by transfer to an account maintained by such person located in the United States.

      Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Debentures to the prior payment in full of all Senior Obligations, as defined in the Indenture, and provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Debenture shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

      This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

      IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal to be affixed or imported hereon.

                                    SEPRACOR INC.


                                    BY: __________________________________
                                            Name:
                                            Title:


                                    Attest: ______________________________
                                            Name:
                                            Title:
Dated:________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debentures described in the within-named Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By: __________________________
    Authorized Signatory


By: __________________________
      As Authenticating Agent
     (if different from Trustee)

                                  SEPRACOR INC.

                 5% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2007

            This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 5% Convertible Subordinated Debentures due 2007 (herein called the "Debentures"), limited to the aggregate principal amount of $________ all issued or to be issued under and pursuant to an Indenture dated as of February 14, 2000 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

            In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest (including Liquidated Damages, if any) on all Debentures may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture:

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debenture, or modify the provisions of the Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders in any material respect, or change the obligation of the Company to make redemption of any Debenture upon the happening of a Fundamental Change in a manner adverse to the holder of the Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest (including Liquidated Damages, if any) or any premium on or the principal of any of the Debentures, a default in the payment of redemption price pursuant to Article III or a failure by the Company to convert any Debentures into Common Stock of the Company. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

            The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Obligations of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Debenture is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

            No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest (including Liquidated Damages, if any) on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

            Interest on the Debentures shall be computed on the basis of a year of twelve 30-day months.

            The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations.

            The Debentures may be provisionally redeemed by the Company, in whole or in part, at any time prior to February 15, 2003, at a redemption price equal to $1,000 per Debenture to be redeemed plus accrued and unpaid interest, if any (including Liquidated Damages Amount, if any) to the date of redemption if (i) the closing price of the Common Stock shall have exceeded 150% of the conversion price then in effect for at least 20 trading days in any consecutive 30-trading day period ending on the trading day prior to the date of mailing of the notice of provisional redemption, which date shall be not more than 60 nor less than 30 days prior to the date of redemption and (ii) (A) the shelf registration statement covering resales of the Debentures and the Common Stock issuable upon conversion of the Debentures is effective and available for use and is expected to remain effective and available for use for the 30 days immediately following the date of redemption, or (B) the Company is no longer required under the terms of the Registration Rights Agreement to maintain the effectiveness of such registration statement.

            Upon any such provisional redemption, the Company shall make an additional Make-Whole Payment (as defined in the Indenture) with respect to the Debentures called for redemption to holders on the date of mailing of the notice of provisional redemption in an amount equal to $230.77 per $1,000 Debenture, less the amount of any interest actually paid on such Debenture prior to or in connection with such provisional redemption. The Company shall make the Make-Whole Payment on all Debentures called for provisional redemption, including any Debentures converted after the date of mailing of the notice of provisional redemption and prior to the date of redemption.

            At any time on or after February 15, 2003, and prior to maturity, if
(i) the closing price of the Common Stock shall have exceeded 120% of the conversion price then in effect for at least 20 trading days in any consecutive 30-trading day period ending on the trading day prior to the date of mailing of the notice of optional redemption, which date shall be not more than 60 nor less than 30 days prior to the date of redemption and (ii) the shelf registration statement covering resales of the Debentures and the Common Stock issuable upon conversion of the Debentures is effective and available for use for the 30 days immediately following the date of redemption, the Debentures may be redeemed at the option of the Company as a whole, or from time to time in part, upon mailing a notice of such redemption not less than thirty (30) days before the date fixed for redemption to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest (including Liquidated Damages, if any) to, but excluding, the date fixed for redemption:

            If redeemed during the period beginning February 15, 2003 and ending on February 14, 2004, at a redemption price of 102%; if redeemed during the period beginning February 15, 2004 and ending on February 14, 2005, at a redemption price of 101%; and if redeemed during the period beginning February 15, 2005 and ending on February 15, 2007, at a redemption price of 100%; provided that if the date fixed for redemption is on February 15 or August 15, then the interest payable on such date shall be paid to the holder of record on the next preceding January 31 or July 31, respectively.

            The Debentures are not subject to redemption through the operation of any sinking fund.

            If a Fundamental Change (as defined in the Indenture) occurs at any time prior to February 15, 2007, the Debentures will be redeemable on the 30th day after notice thereof at the option of the holder at a redemption price equal to 100% of the principal amount of the Debenture (or portion thereof) redeemed, together with accrued interest to the date of redemption; provided that if such Repurchase Date is February 15 or August 15, then the interest payable on such date shall be paid to the holder of record of the Debenture on the next preceding January 31 or July 31, respectively. The Company shall mail to all holders of record of the Debentures a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Debenture to be so repaid at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Debenture with the form entitled "Option to Elect Repayment Upon a Fundamental Change" on the reverse thereof duly completed, together with such Debentures duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a Business Day, the next succeeding Business Day).

            Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after ninety (90) days following the latest date of original issuance thereof through the close of business on February 15, 2007, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day immediately preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof into that number of shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Debenture or portion thereof to be converted by the Conversion Price of $184.76 or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Debenture, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided, however, that if this Debenture shall be surrendered for conversion during the period from (but excluding) a record date for any interest payment date to (but excluding) such interest payment date, this Debenture (unless it or the portion being converted shall have been called for redemption during such period) must be accompanied by an amount, in New York Clearing House funds or other funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion.

            Any Debentures called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Debentures at an amount equal to the applicable redemption price, together with accrued interest (including Liquidated Damages, if any) to (but excluding) the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Debentures from the holders thereof and convert them into Common Stock of the Company and to make payment for such Debentures as aforesaid to the Trustee in trust for such holders.

            Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of the holder of this Debenture, at the Corporate Trust Office, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

            The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

            No recourse for the payment of the principal of or any premium or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

            Terms used in this Debenture and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations:

-------------------------------------------------------------------------------
TEN COM-     as tenants in common      UNIF GIFT MIN ACT --
                                       ____________________ Custodian
                                            (Cust)

                                       ____________________
                                            (Minor)
-------------------------------------------------------------------------------
TEN ENT-     as tenants by the
             entireties
-------------------------------------------------------------------------------
JT TEN-      as joint tenants with     under Uniform Gifts to Minors Act
             right of survivorship
             and not as tenants in     ____________________
             common                         (State)
-------------------------------------------------------------------------------

                        ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                              THOUGH NOT IN THE ABOVE LIST.

                                    CONVERSION NOTICE

To:   SEPRACOR INC.

      The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Sepracor Inc. in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Debenture not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Debenture.

Dated:__________________________    __________________________________________

                                    __________________________________________
                                    Signature(s)

                                    Signature(s) must be guaranteed by a
                                    commercial bank or trust company or a member firm of a major stock exchange if shares of Common Stock are to be issued, or Debentures to be delivered, other than to and in the name of the registered holder.

                                    __________________________________________
                                    Signature Guarantee

      Fill in for registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:

_____________________________________
(Name)


_____________________________________
(Street Address)


_____________________________________
(City, State and Zip Code)


Please print name and address


Principal amount to be Converted
(if less than all): $____________

Social Security or Other Taxpayer
Identification Number:

                            OPTION TO ELECT REPAYMENT
                            UPON A FUNDAMENTAL CHANGE

TO:         SEPRACOR INC.

The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Sepracor Inc. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the redemption price, together with accrued interest to, but excluding, such date, to the registered holder hereof.

Dated:__________________________    __________________________________


                                    __________________________________
                                    Signature(s)

                                    NOTICE: The above signatures of the
                                    holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                                    Principal amount to be Converted (if less than all):

                                                $______________


                                    __________________________________
                                    Social Security or Other Taxpayer
                                    Identification Number

                                   ASSIGNMENT

            For value received ___________________________ hereby sell(s), assign(s) and transfer(s) unto ___________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints
_________________________ attorney to transfer the said Debenture on the books of the Company, with full power of substitution in the premises.

            In connection with any transfer of the Debenture within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Debenture is being transferred:

o     To Sepracor Inc. or a subsidiary thereof, or

o Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

o To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

o Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

o Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

o     The transferee is an Affiliate of the Company.

Dated:

                              _______________________________________
                              Signature(s)

                              Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of Common Stock are to be issued, or Debentures to be delivered, other than to or in the name of the registered holder.


                              _______________________________________
                              Signature Guarantee

NOTICE: The signature on the conversion notice, the option to elect repayment upon a Fundamental Change or the assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF DEBENTURES

Re:   5% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2007 OF SEPRACOR INC.

      This Certificate relates to $________________ principal amount of Debentures held in* |_| book-entry or |_| definitive form by _____________ (the "Transferor").

      1. The Transferor has requested the Trustee by written order to exchange or register the transfer of a Debenture or Debentures.

      2. In connection with any such request and with respect to each such Debenture, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Debentures and, as provided in
Section 2.5 of such Indenture, the transfer of this Debenture does not require registration under the Securities Act because:*

      |_| (a) Such Debenture is being acquired for the Transferor's own account, without transfer.

      |_| (b) Such Debenture is being transferred to a person who the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for its own account or for the account of a qualified institutional buyer over which it exercises sole investment discretion who is aware that the transfer is being made in reliance on Rule 144A.

      |_| (c) Such Debenture is being transferred to a person that is not a U.S. Person in accordance with Regulation S under the Securities Act and a certificate in the form attached hereto is being delivered to the Trustee.

      |_| (d) Such Debenture is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act. An opinion of counsel, if so requested by the Company or the Trustee, to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate.

-----------------------
*  Check applicable box                   ___________________________________
                                    [INSERT NAME OF TRANSFEROR]

                                          By:________________________________

                                          Date:_______________________________

      3.  Affiliation with the Company [check if applicable]

      |_| (a) The undersigned represents and warrants that it is, or at some time during which it held this Debenture was, an Affiliate of the Company.

      |_| (b) If 3(a) above is checked and if the undersigned was not an Affiliate of the Company at all times during which it held this Debenture, indicate the periods during which the undersigned was an Affiliate of the
Company:

                               ------------------

TO BE COMPLETED BY TRANSFEREE IF 2(b) ABOVE IS CHECKED AND THE TRANSFEROR IS NOT A QUALIFIED INSTITUTIONAL BUYER:

      The undersigned represents and warrants that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information.

Dated:________________________            ____________________________________
                                          NOTICE:  To be executed by an
                                          officer.

                               ------------------

      If none of the boxes under Section 2 of this certificate is checked or if any of the above representations required to be made by the Transferee is not made, the Registrar shall not be obligated to register this Debenture in the name of any person other than the Holder hereof.

      THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX FOR ITEM 3(a) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS SECURITY AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

Dated:________________________

                                          ______________________________________
                                          NOTICE: The signature of the Holder to
                                          this assignment must correspond with
                                          the name as written upon the face of
                                          this Debenture particular, without
                                          alteration or any change whatsoever.

                            FORM OF CERTIFICATE TO BE
                             DELIVERED IN CONNECTION
                           WITH REGULATION S TRANSFERS

The Chase Manhattan Bank                                   Date:________________
450 West 33rd Street, 15th Floor
New York, New York 10001-2697

Attention:  Corporate Trust and Agency Services

Ladies and Gentlemen:

            In connection with our proposed sale of 5% Convertible Subordinated Debentures due 2007 of Sepracor Inc. (the "Company"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1) the offer of the Debentures was not made to a person in the United States;

            (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

            (5) we have advised the transferee of the transfer restrictions applicable to the Notes; and

            (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Debentures may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Debentures under the Securities Act; or pursuant to an available exemption from the registration requirements under the Act.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S under the Securities Act.

                                          Very truly yours,


                                         ____________________________
                                             [Name of Transferor]



                                          By:________________________
                                             [Authorized Signature]

Upon transfer, the Debentures would be registered in the name of beneficial owner as follows:

Name:______________________________
Address:___________________________
Taxpayer ID Number:________________